YieldMax AAPL Option Income Strategy ETF

SCHEDULE OF INVESTMENTS at July 31, 2023 (Unaudited)

		Principal Amount	Value
United States Treasury Obligations - 70.2%
United States Treasury Inflation Indexed Notes - 70.2%
0.750%, 12/31/2023		$10,930,000	$10,723,571
0.750%, 11/15/2024		11,321,000	10,688,837
			21,412,408
Total United States Treasury Obligations
(Cost $21,472,025)			21,412,408

	Contracts (1)	Notional Amount
Options Purchased - 5.5%
Call Options - 5.5%
Apple, Inc.
Expiration: 09/15/2023, Strike Price: $190 (2)(3)	1,550	$28,779,925	1,674,000
Total Options Purchased
(Cost $1,427,998)			1,674,000

		Shares
Short-Term Investments - 20.4%
Money Market Funds - 20.4%
First American Government Obligations Fund, Class X, 5.175% (4)		6,206,436	6,206,436
Total Short-Term Investments
(Cost $6,206,436)			6,206,436

Total Investments in Securities - 96.1%
(Cost $29,106,459)			29,292,844
Other Assets in Excess of Liabilities - 3.9%			1,202,823
Total Net Assets - 100.0%			$30,495,667

Percentages are stated as a percent of net assets.
(1)	100 shares per contract.
(2)	FLexible EXchange® Options
(3)	Held in connection with a written option contract. See the Schedule of Options Written for further information.
(4)	The rate shown is the annualized seven-day effective yield as of July 31, 2023.

YieldMax AAPL Option Income Strategy ETF

SCHEDULE OF OPTIONS WRITTEN at July 31, 2023 (Unaudited)

	Contracts (1)	Notional Amount	Value
Options Written - 2.2%
Call Options Written - 0.6%
Apple, Inc.
Expiration: 08/04/2023, Strike Price: $202.50	1,465	$28,779,925	$168,475
Expiration: 08/04/2023, Strike Price: $205	85	28,779,925	5,568
			174,043
Put Options Written - 1.6%
Apple, Inc.
Expiration: 09/15/2023, Strike Price: $190 (2)		28,779,925	494,730
Total Options Written
(Premiums Received $889,278)			$668,773

Percentages are stated as a percent of net assets.
(1)	100 shares per contract.
(2)	FLexible EXchange® Options

Summary of Fair Value Exposure at July 31, 2023 (Unaudited)

The YieldMax AAPL Option Income Strategy ETF  (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and options written as of July 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$21,412,408	$–	$21,412,408
Options Purchased	1,674,000	–	–	1,674,000
Short-Term Investments	6,206,436	–	–	6,206,436
Total Investments in Securities	$7,880,436	$21,412,408	$–	$29,292,844

Options Written	Level 1	Level 2	Level 3	Total
Call Options Written	$174,043	$–	$–	$174,043
Put Options Written	494,730	–	–	494,730
Total Options Written	$668,773	$–	$–	$668,773